UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2004

CardioTech International, Inc.

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

000-28034	04-3186647
(Commission File Number)	(I.R.S. Employer Identification Number)

229 Andover Street

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 657-0075

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02                         Unregistered Sales of Equity Securities.

On December 22, 2004, we issued 1,139,586 shares of our common stock at $2.40 per share in a private placement with the following 7 investors:  Gryphon Master Fund, L.P., GSSF Master Fund, LP, Truk Opportunity Fund, LLC, Truk International Fund, LP, Meadowbrook Opportunity Fund LLC, Capital Ventures International and Iroquois Capital, L.P.  The Company received $2,735,006 in gross proceeds, less placement agent fees and related transaction costs of approximately $219,100.

In connection with the transaction, we issued warrants to the investors to purchase 569,793 shares of common stock at an exercise price of $3.00 per share, which are exercisable until December 22, 2009.  In addition, the investors have rights to purchase up to 1,139,586 shares of common stock at a price of $2.40 per share, which are exercisable for a period commencing on December 22, 2004 and ending on the earlier of (i) December 22, 2005 or (ii) ninety (90) days after the effective date of a registration statement, which is required to be filed no later than January 21, 2005.  We also issued warrants to the placement agent to purchase 113,959 shares of our common stock at an exercise price of $2.40 per share and 56,979 shares of our common stock at an exercise price of $3.00 per share, which are exercisable until December 22, 2009.  Should the investors exercise the additional investment rights (described above), the placement agent will receive an additional warrant up to 113,959 shares of common stock at an exercise price of $2.40 per share.

This private placement was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01                         Financial Statements and Exhibits.

(c) Exhibits

4.1 Form of Warrant

4.2 Form of Placement Agent Warrant

4.3 Form of Additional Investment Right

10.1 Securities Purchase Agreement

10.2 Registration Rights Agreement

10.3 Lock-Up Agreement

99.1 Copy of Press Release dated December 22, 2004

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

	By:	/s/ Michael Szycher, PhD.
Michael Szycher, PhD, Chairman and CEO

Date: December 22, 2004